Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2023

•Diluted EPS of $0.71; $0.76, as adjusted
•Operating margin of 35.6%; 38.0%, as adjusted
•Ending AUM of $79.9 billion; average AUM of $83.2 billion
•Net outflows of $497 million

NEW YORK, NY, April 19, 2023—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended March 31, 2023.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2023	December 31, 2022	$ Change	% Change
U.S. GAAP
Revenue	$126,082	$125,335	$747	0.6%
Expenses	$81,183	$78,563	$2,620	3.3%
Operating income	$44,899	$46,772	$(1,873)	(4.0%)
Non-operating income (loss) (1)	$1,632	$2,825	$(1,193)	(42.2%)
Net income attributable to common stockholders	$35,314	$32,498	$2,816	8.7%
Diluted earnings per share	$0.71	$0.66	$0.05	8.5%
Operating margin	35.6%	37.3%	N/A	(170 bps)

As Adjusted (2)
Net income attributable to common stockholders	$37,594	$38,730	$(1,136)	(2.9%)
Diluted earnings per share	$0.76	$0.79	$(0.03)	(3.1%)
Operating margin	38.0%	40.5%	N/A	(250 bps)
_________________________

(1)Included amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 13-15 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	$ Change	% Change
Investment advisory and administration fees
Open-end funds	$62,520	$61,693	$827	1.3%
Institutional accounts	30,629	30,400	$229	0.8%
Closed-end funds	24,885	25,009	$(124)	(0.5)%
Total	118,034	117,102	$932	0.8%
Distribution and service fees	7,562	7,662	$(100)	(1.3)%
Other	486	571	$(85)	(14.9)%
Total revenue	$126,082	$125,335	$747	0.6%

•The increase in total investment advisory and administration fees from the fourth quarter of 2022 was primarily due to higher average assets under management across all three types of investment vehicles, partially offset by two fewer days in the quarter.
Expenses

(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	$ Change	% Change
Employee compensation and benefits	$48,857	$48,562	$295	0.6%
Distribution and service fees	14,216	14,323	$(107)	(0.7)%
General and administrative	17,122	14,530	$2,592	17.8%
Depreciation and amortization	988	1,148	$(160)	(13.9)%
Total expenses	$81,183	$78,563	$2,620	3.3%

•Employee compensation and benefits increased from the fourth quarter of 2022, primarily due to an increase in benefits of $1.7 million and higher salaries of $1.1 million, partially offset by lower amortization of restricted stock units of $2.4 million;
•Distribution and service fees decreased from the fourth quarter of 2022, primarily due to two fewer days in the quarter, partially offset by higher average assets under management in U.S. open-end funds; and
•General and administrative expenses increased from the fourth quarter of 2022, primarily due to incremental lease costs of $2.1 million related to the company's future headquarters at 1166 Avenue of the Americas. The fourth quarter of 2022 included one month of incremental lease costs.
Operating Margin
Operating margin was 35.6% for the first quarter of 2023, compared with 37.3% for the fourth quarter of 2022. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$884	$843	$1,489		$3,216
Gain (loss) from investments—net	(7)	45	(346)	(1)	(308)
Foreign currency gain (loss)—net	41	24	(1,341)		(1,276)
Total non-operating income (loss)	918	912	(198)		1,632
Net (income) loss attributable to noncontrolling interests	(984)	—	—		(984)
Non-operating income (loss) attributable to the company	$(66)	$912	$(198)		$648
_________________________

(1) Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.

(in thousands)	Three Months Ended
	December 31, 2022
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$739	$537	$1,216		$2,492
Gain (loss) from investments—net	6,750	1,463	(2,393)	(1)	5,820
Foreign currency gain (loss)—net	(1,633)	(5)	(3,849)		(5,487)
Total non-operating income (loss)	5,856	1,995	(5,026)		2,825
Net (income) loss attributable to noncontrolling interests	(4,384)	—	—		(4,384)
Non-operating income (loss) attributable to the company	$1,472	$1,995	$(5,026)		$(1,559)
_________________________

(1) Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	March 31, 2023	December 31, 2022
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.1	4.1
Non-deductible executive compensation	3.0	4.3
Unrecognized tax benefit adjustments	0.2	(2.3)
Excess tax benefits related to the vesting and delivery of restricted stock units	(4.6)	—
Other	(0.2)	1.0
Effective income tax rate	22.5%	28.1%

Assets Under Management

(in millions)	As of
By Investment Vehicle	March 31, 2023	December 31, 2022	% Change
Open-end funds	$36,427	$36,903	(1.3%)
Institutional accounts	32,604	32,373	0.7%
Closed-end funds	10,874	11,149	(2.5%)
Total	$79,905	$80,425	(0.6%)

By Investment Strategy
U.S. real estate	$36,080	$35,108	2.8%
Preferred securities	18,210	19,767	(7.9%)
Global/international real estate	14,762	14,782	(0.1%)
Global listed infrastructure	8,596	8,596	—%
Other	2,257	2,172	3.9%
Total	$79,905	$80,425	(0.6%)

Assets under management at March 31, 2023 were $79.9 billion, a decrease of 0.6% from $80.4 billion at December 31, 2022. The decrease was driven by net outflows of $497 million and distributions of $694 million, partially offset by market appreciation of $671 million.
Open-end Funds
Assets under management in open-end funds at March 31, 2023 were $36.4 billion, a decrease of 1.3% from $36.9 billion at December 31, 2022. The decrease was primarily due to the following:
•Net outflows of $676 million from preferred securities, partially offset by net inflows of $298 million into U.S. real estate;
•Market appreciation of $464 million from U.S. real estate, partially offset by market depreciation of $376 million from preferred securities; and
•Distributions of $145 million from preferred securities and $133 million from U.S. real estate. Of these distributions, $235 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at March 31, 2023 were $32.6 billion, an increase of 0.7% from $32.4 billion at December 31, 2022. The increase was primarily due to the following:
•Advisory:
◦Net outflows of $171 million from U.S. real estate, $99 million from preferred securities and $78 million from global/international real estate; and
◦Market appreciation of $143 million from U.S. real estate and $95 million from global/international real estate.
•Japan subadvisory:
◦Net inflows of $335 million into U.S. real estate;
◦Market appreciation of $218 million from U.S. real estate; and
◦Distributions of $252 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net outflows of $45 million; and
◦Market appreciation of $80 million.
Closed-end Funds
Assets under management in closed-end funds at March 31, 2023 were $10.9 billion, a decrease of 2.5% from $11.1 billion at December 31, 2022. The decrease was due to net outflows of $74 million, market depreciation of $47 million and distributions of $154 million.

Investment Performance at March 31, 2023
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2023. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of March 31, 2023, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $247.6 million, compared with $316.1 million as of December 31, 2022. As of March 31, 2023, stockholders' equity was $337.0 million, compared with $337.6 million as of December 31, 2022.
On January 20, 2023, the company entered into a credit agreement providing for a $100.0 million senior unsecured revolving credit facility. To date, the company has not drawn upon the credit agreement.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 20, 2023 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on April 20, 2023 and can be accessed at 800-770-2030 (U.S.) or +1-647-362-9199 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2022 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2023	December 31, 2022	March 31, 2022	December 31, 2022	March 31, 2022
Revenue:
Investment advisory and administration fees	$118,034	$117,102	$143,669
Distribution and service fees	7,562	7,662	9,869
Other	486	571	651
Total revenue	126,082	125,335	154,189	0.6%	(18.2%)
Expenses:
Employee compensation and benefits	48,857	48,562	54,743
Distribution and service fees	14,216	14,323	33,951
General and administrative	17,122	14,530	13,510
Depreciation and amortization	988	1,148	994
Total expenses	81,183	78,563	103,198	3.3%	(21.3%)
Operating income	44,899	46,772	50,991	(4.0%)	(11.9%)
Non-operating income (loss):
Interest and dividend income—net	3,216	2,492	897
Gain (loss) from investments—net	(308)	5,820	3,567
Foreign currency gain (loss)—net	(1,276)	(5,487)	646
Total non-operating income (loss)	1,632	2,825	5,110	(42.2%)	(68.1%)
Income before provision for income taxes	46,531	49,597	56,101	(6.2%)	(17.1%)
Provision for income taxes	10,233	12,715	9,260
Net income	36,298	36,882	46,841	(1.6%)	(22.5%)
Net (income) loss attributable to noncontrolling interests	(984)	(4,384)	(4,823)
Net income attributable to common stockholders	$35,314	$32,498	$42,018	8.7%	(16.0%)

Earnings per share attributable to common stockholders:
Basic	$0.72	$0.67	$0.86	7.9%	(16.9%)
Diluted	$0.71	$0.66	$0.85	8.5%	(16.1%)

Weighted average shares outstanding:
Basic	49,199	48,831	48,673
Diluted	49,402	49,328	49,337

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2023	December 31, 2022	March 31, 2022	December 31, 2022	March 31, 2022
Open-end Funds
Assets under management, beginning of period	$36,903	$37,346	$50,911
Inflows	3,474	4,175	4,886
Outflows	(3,779)	(5,181)	(4,678)
Net inflows (outflows)	(305)	(1,006)	208
Market appreciation (depreciation)	110	1,319	(2,735)
Distributions	(281)	(756)	(279)
Total increase (decrease)	(476)	(443)	(2,806)
Assets under management, end of period	$36,427	$36,903	$48,105	(1.3%)	(24.3%)
Percentage of total assets under management	45.6%	45.9%	47.1%
Average assets under management	$38,440	$37,311	$48,055	3.0%	(20.0%)

Institutional Accounts
Assets under management, beginning of period	$32,373	$30,867	$42,727
Inflows	715	1,222	2,060
Outflows	(833)	(1,306)	(2,066)
Net inflows (outflows)	(118)	(84)	(6)
Market appreciation (depreciation)	608	1,827	(1,494)
Distributions	(259)	(237)	(271)
Total increase (decrease)	231	1,506	(1,771)
Assets under management, end of period	$32,604	$32,373	$40,956	0.7%	(20.4%)
Percentage of total assets under management	40.8%	40.3%	40.1%
Average assets under management	$33,409	$32,032	$40,631	4.3%	(17.8%)

Closed-end Funds
Assets under management, beginning of period	$11,149	$10,985	$12,991
Inflows	11	8	554
Outflows	(85)	—	—
Net inflows (outflows)	(74)	8	554
Market appreciation (depreciation)	(47)	399	(337)
Distributions	(154)	(243)	(147)
Total increase (decrease)	(275)	164	70
Assets under management, end of period	$10,874	$11,149	$13,061	(2.5%)	(16.7%)
Percentage of total assets under management	13.6%	13.9%	12.8%
Average assets under management	$11,353	$11,168	$12,550	1.7%	(9.5%)

Total
Assets under management, beginning of period	$80,425	$79,198	$106,629
Inflows	4,200	5,405	7,500
Outflows	(4,697)	(6,487)	(6,744)
Net inflows (outflows)	(497)	(1,082)	756
Market appreciation (depreciation)	671	3,545	(4,566)
Distributions	(694)	(1,236)	(697)
Total increase (decrease)	(520)	1,227	(4,507)
Assets under management, end of period	$79,905	$80,425	$102,122	(0.6%)	(21.8%)
Average assets under management	$83,202	$80,511	$101,236	3.3%	(17.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2023	December 31, 2022	March 31, 2022	December 31, 2022	March 31, 2022
Advisory
Assets under management, beginning of period	$18,631	$17,974	$24,599
Inflows	222	517	1,573
Outflows	(621)	(909)	(1,615)
Net inflows (outflows)	(399)	(392)	(42)
Market appreciation (depreciation)	258	1,049	(831)
Total increase (decrease)	(141)	657	(873)
Assets under management, end of period	$18,490	$18,631	$23,726	(0.8%)	(22.1%)
Percentage of institutional assets under management	56.7%	57.6%	57.9%
Average assets under management	$19,123	$18,557	$23,861	3.1%	(19.9%)

Japan Subadvisory
Assets under management, beginning of period	$8,376	$7,915	$11,329
Inflows	385	327	219
Outflows	(59)	(46)	(103)
Net inflows (outflows)	326	281	116
Market appreciation (depreciation)	270	417	(482)
Distributions	(259)	(237)	(271)
Total increase (decrease)	337	461	(637)
Assets under management, end of period	$8,713	$8,376	$10,692	4.0%	(18.5%)
Percentage of institutional assets under management	26.7%	25.9%	26.1%
Average assets under management	$8,739	$8,197	$10,351	6.6%	(15.6%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,366	$4,978	$6,799
Inflows	108	378	268
Outflows	(153)	(351)	(348)
Net inflows (outflows)	(45)	27	(80)
Market appreciation (depreciation)	80	361	(181)
Total increase (decrease)	35	388	(261)
Assets under management, end of period	$5,401	$5,366	$6,538	0.7%	(17.4%)
Percentage of institutional assets under management	16.6%	16.6%	16.0%
Average assets under management	$5,547	$5,278	$6,419	5.1%	(13.6%)

Total Institutional Accounts
Assets under management, beginning of period	$32,373	$30,867	$42,727
Inflows	715	1,222	2,060
Outflows	(833)	(1,306)	(2,066)
Net inflows (outflows)	(118)	(84)	(6)
Market appreciation (depreciation)	608	1,827	(1,494)
Distributions	(259)	(237)	(271)
Total increase (decrease)	231	1,506	(1,771)
Assets under management, end of period	$32,604	$32,373	$40,956	0.7%	(20.4%)
Average assets under management	$33,409	$32,032	$40,631	4.3%	(17.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2023	December 31, 2022	March 31, 2022	December 31, 2022	March 31, 2022
U.S. Real Estate
Assets under management, beginning of period	$35,108	$34,696	$49,915
Inflows	2,033	2,554	3,293
Outflows	(1,599)	(2,618)	(2,736)
Net inflows (outflows)	434	(64)	557
Market appreciation (depreciation)	907	1,366	(2,792)
Distributions	(437)	(883)	(412)
Transfers	68	(7)	—
Total increase (decrease)	972	412	(2,647)
Assets under management, end of period	$36,080	$35,108	$47,268	2.8%	(23.7%)
Percentage of total assets under management	45.2%	43.7%	46.3%
Average assets under management	$36,772	$35,326	$46,462	4.1%	(20.9%)

Preferred Securities
Assets under management, beginning of period	$19,767	$20,519	$26,987
Inflows	1,454	1,485	1,964
Outflows	(2,326)	(2,358)	(2,872)
Net inflows (outflows)	(872)	(873)	(908)
Market appreciation (depreciation)	(492)	333	(1,400)
Distributions	(195)	(219)	(213)
Transfers	2	7	—
Total increase (decrease)	(1,557)	(752)	(2,521)
Assets under management, end of period	$18,210	$19,767	$24,466	(7.9%)	(25.6%)
Percentage of total assets under management	22.8%	24.6%	24.0%
Average assets under management	$20,227	$20,083	$25,649	0.7%	(21.1%)

Global/International Real Estate
Assets under management, beginning of period	$14,782	$13,871	$19,380
Inflows	273	904	1,556
Outflows	(417)	(949)	(780)
Net inflows (outflows)	(144)	(45)	776
Market appreciation (depreciation)	202	995	(775)
Distributions	(8)	(39)	(19)
Transfers	(70)	—	—
Total increase (decrease)	(20)	911	(18)
Assets under management, end of period	$14,762	$14,782	$19,362	(0.1%)	(23.8%)
Percentage of total assets under management	18.5%	18.4%	19.0%
Average assets under management	$15,321	$14,454	$18,867	6.0%	(18.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2023	December 31, 2022	March 31, 2022	December 31, 2022	March 31, 2022
Global Listed Infrastructure
Assets under management, beginning of period	$8,596	$8,030	$8,763
Inflows	135	247	464
Outflows	(124)	(309)	(299)
Net inflows (outflows)	11	(62)	165
Market appreciation (depreciation)	35	696	314
Distributions	(46)	(68)	(45)
Total increase (decrease)	—	566	434
Assets under management, end of period	$8,596	$8,596	$9,197	—%	(6.5%)
Percentage of total assets under management	10.8%	10.7%	9.0%
Average assets under management	$8,682	$8,469	$8,609	2.5%	0.8%

Other
Assets under management, beginning of period	$2,172	$2,082	$1,584
Inflows	305	215	223
Outflows	(231)	(253)	(57)
Net inflows (outflows)	74	(38)	166
Market appreciation (depreciation)	19	155	87
Distributions	(8)	(27)	(8)
Total increase (decrease)	85	90	245
Assets under management, end of period	$2,257	$2,172	$1,829	3.9%	23.4%
Percentage of total assets under management	2.8%	2.7%	1.8%
Average assets under management	$2,200	$2,179	$1,649	1.0%	33.4%

Total
Assets under management, beginning of period	$80,425	$79,198	$106,629
Inflows	4,200	5,405	7,500
Outflows	(4,697)	(6,487)	(6,744)
Net inflows (outflows)	(497)	(1,082)	756
Market appreciation (depreciation)	671	3,545	(4,566)
Distributions	(694)	(1,236)	(697)
Total increase (decrease)	(520)	1,227	(4,507)
Assets under management, end of period	$79,905	$80,425	$102,122	(0.6%)	(21.8%)
Average assets under management	$83,202	$80,511	$101,236	3.3%	(17.8%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Effective January 1, 2023, the company revised its philosophy for as adjusted results to include interest and dividends from seed investments. Prior period amounts have not been recast to conform with the current period results as the impact was not significant.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share
(in thousands, except per share data)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Net income attributable to common stockholders, U.S. GAAP	$35,314	$32,498	$42,018
Seed investments—net (1)	968	(539)	1,051
Accelerated vesting of restricted stock units	245	2,909	2,305
Lease transition and other costs - 280 Park Avenue (2)	2,443	776	—
Initial public offering costs (3)	—	—	15,239
Foreign currency exchange (gains) losses—net (4)	1,090	3,944	(1,212)
Tax adjustments—net (5)	(2,466)	(858)	(8,249)
Net income attributable to common stockholders, as adjusted	$37,594	$38,730	$51,152

Diluted weighted average shares outstanding	49,402	49,328	49,337
Diluted earnings per share, U.S. GAAP	$0.71	$0.66	$0.85
Seed investments—net	0.02	(0.01)	0.02
Accelerated vesting of restricted stock units	0.01	0.06	0.05
Lease transition and other costs - 280 Park Avenue	0.05	0.02	—
Initial public offering costs	—	—	0.31
Foreign currency exchange (gains) losses—net	0.02	0.08	(0.02)
Tax adjustments—net	(0.05)	(0.02)	(0.17)
Diluted earnings per share, as adjusted	$0.76	$0.79	$1.04
_________________________
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated. In accordance with the company’s revised philosophy, interest and dividends from seed investments were not included in the adjustment for the three months ended March 31, 2023.
(2)Represents lease and other expenses related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.
(3)Represents costs associated with the initial public offering of the Cohen & Steers Real Estate Opportunities and Income Fund (RLTY). Costs are summarized in the following table:

(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Employee compensation and benefits	$—	$—	$357
Distribution and service fees	—	—	14,224
General and administrative	—	—	658
Initial public offering costs	$—	$—	$15,239
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries. (5)Tax adjustments are summarized in the following table:
(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Exclusion of tax effects associated with items noted above	$(1,285)	$443	$(4,281)
Exclusion of discrete tax items	(1,181)	(1,301)	(3,968)
Total tax adjustments	$(2,466)	$(858)	$(8,249)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin
(in thousands, except percentages)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Revenue, U.S. GAAP	$126,082	$125,335	$154,189
Seed investments (1)	183	160	123
Revenue, as adjusted	$126,265	$125,495	$154,312

Expenses, U.S. GAAP	$81,183	$78,563	$103,198
Seed investments (1)	(267)	(240)	(276)
Accelerated vesting of restricted stock units	(245)	(2,909)	(2,305)
Lease transition and other costs - 280 Park Avenue (2)	(2,443)	(776)	—
Initial public offering costs (3)	—	—	(15,239)
Expenses, as adjusted	$78,228	$74,638	$85,378

Operating income, U.S. GAAP	$44,899	$46,772	$50,991
Seed investments (1)	450	400	399
Accelerated vesting of restricted stock units	245	2,909	2,305
Lease transition and other costs - 280 Park Avenue (2)	2,443	776	—
Initial public offering costs (3)	—	—	15,239
Operating income, as adjusted	$48,037	$50,857	$68,934

Operating margin, U.S. GAAP	35.6%	37.3%	33.1%
Operating margin, as adjusted	38.0%	40.5%	44.7%
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles.
(2)Represents lease and other expenses related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.
(3)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Employee compensation and benefits	$—	$—	$357
Distribution and service fees	—	—	14,224
General and administrative	—	—	658
Initial public offering costs	$—	$—	$15,239

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)
(in thousands)	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Non-operating income (loss), U.S. GAAP	$1,632	$2,825	$5,110
Seed investments—net (1)	(466)	(5,323)	(4,171)
Foreign currency exchange (gains) losses—net (2)	1,090	3,944	(1,212)
Non-operating income (loss), as adjusted	$2,256	$1,446	$(273)
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated. In accordance with the company’s revised philosophy, interest and dividends from seed investments were not included in the adjustment for the three months ended March 31, 2023.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.